SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 22, 2004

                              KANSAS CITY SOUTHERN
               (Exact name of company as specified in its charter)


     DELAWARE                     1-4717                        44-0663509
(State or other             (Commission file numb              (IRS Employer
jurisdiction of                                                Identification
 incorporation)                                                  Number)

                427 West 12th Street, Kansas City, Missouri 64105
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                (816) 983 - 1303

                                 Not Applicable
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement

On December 22, 2004, Kansas City Southern ("KCS") or "the Company" announced that the Company, its wholly owned subsidiary, The Kansas City Southern Railway Company ("KCSR"), and certain of its subsidiaries had entered into an amendment and waiver of its existing credit agreement. For further information, see the press release dated December 22, 2004 attached hereto as Exhibit 99.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The credit agreement was amended to, among other things, increase the term loan by $100,000,000 to a total amount outstanding of $249,250,000 and decrease the borrowing spread by 25 basis point to 175 basis points over LIBOR. In addition, a waiver was granted that would allow KCSR to make an additional $55 million of capital expenditures during 2004 and 2005. The funds borrowed under the amended credit facility were deposited into the Closing Escrow established under the terms of the December 15, 2004 Amended and Restated Acquisition Agreement. For further information, see the press release dated December 22, 2004 attached hereto as Exhibit 99.1.

In connection with the proposed acquisition pursuant to the Amended and Restated Acquisition Agreement, KCS will file relevant materials with the Securities and Exchange Commission ("SEC"), including an amended proxy statement soliciting stockholder approval of certain actions in connection with the transaction. Stockholders are urged to read the amended proxy statement, as well as any amendments and supplements to the proxy statement (if and when they become available) and any other relevant documents files with the SEC, because they will contain important information about the transaction. Stockholders and investors may obtain the amended proxy statement and any other relevant documents free of charge at the SEC's Internet web site at www.sec.gov. Stockholders may also obtain free of charge the amended proxy statement and any other relevant documents by contacting the office of the Corporate Secretary at KCS' principal executive offices at (816) 983-1538. Written requests should be mailed to P.O. Box 219335, Kansas City, Missouri 64121-9335 (or if by United Parcel Service or other form of express delivery to 427 West 12th Street, Kansas City, Missouri 64105). Such amended proxy statement is not currently available. KCS and its directors and executive officers may be deemed to be participants in the solicitation of proxies from KCS stockholders with respect to approval of certain actions in connection with the transaction. Information regarding these directors and executive officers and their beneficial ownership interests in KCS can be found in KCS' proxy statement on Schedule 14A, filed with the SEC on April 5, 2004, in connection with the 2004 annual meeting of KCS stockholders. Investors may obtain additional information regarding the interest of such participants by reading the amended proxy statement files in connection with the transaction when it becomes available.

Item 9.01        Financial Statements and Exhibits


(c)              Exhibits

                 Exhibit No.       Document

                (10)               Material Contracts

                 10.1 Amendment and Waiver No. 1 to the Credit Agreement and Amendment No. 1 to the Security Agreement

                 (99)              Additional Exhibits

                 99.1 Press release issued by Kansas City Southern dated December 22, 2004 entitled "KCS Closes on Amended Credit Facility," is attached hereto as Exhibit 99.1.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Kansas City Southern

Date: December 29, 2004           By:           /s/ James S. Brook
                                     ------------------------------------------
                                                 James S. Brook
                                          Vice President and Comptroller
                                          (Principal Accounting Officer)

EXHIBIT 10.1
                                                                EXECUTION COPY

               AMENDMENT AND WAIVER NO. 1 TO THE CREDIT AGREEMENT
                  AND AMENDMENT NO. 1 TO THE SECURITY AGREEMENT

                                                  Dated as of December 22, 2004

        AMENDMENT AND WAIVER NO. 1 TO THE CREDIT AGREEMENT AND AMENDMENT NO. 1 TO THE SECURITY AGREEMENT (this "Amendment No. 1") among The Kansas City Southern Railway Company, a Missouri corporation, (the "Borrower"), Kansas City Southern, a Delaware corporation (the "Parent"), the subsidiary guarantors listed on the signature page hereof (the "Subsidiary Guarantors"), the Lender Parties (as hereinafter defined) party hereto, The Bank of Nova Scotia ("BNS"), as collateral agent (the "Collateral Agent") and BNS, as administrative agent (the "Administrative Agent"; together with the Collateral Agent, the "Agents").

PRELIMINARY STATEMENTS:

         (1) The Borrower, the Parent, the Subsidiary Guarantors, certain financial institutions and other persons from time to time parties thereto (collectively, the "Lender Parties"), the Agents, Morgan Stanley Senior Funding, Inc. ("Morgan Stanley"), as syndication agent, BNS and Morgan Stanley, as joint lead arrangers and joint bookrunners, and Harris Trust and Savings Bank, as documentation agent, have entered into that certain Credit Agreement dated as of March 30, 2004 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement"; capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement).

         (2) The Borrower desires to convert outstanding Term B Advances under the Credit Agreement to a new class of Advances under the Credit Agreement, having identical terms with, and having the same rights and obligations under the Loan Documents, as the Term B Advances, as set forth in the Loan Documents, except as such terms are amended hereby (the "Term B1 Advances").

         (3) The Borrower desires to incur additional Term B1 Advances in an amount equal to $100,000,000 in excess of the principal amount of Term B Advances outstanding under the Credit Agreement prior to the effectiveness of this Amendment No. 1.

         (4) Each Term B Lender who executes and delivers this Amendment No. 1 shall be deemed, upon the effectiveness of this Amendment No. 1, to have converted its Term B Commitment and Term B Advances (which Term B Commitment and Term B Advances shall thereafter be deemed terminated and refinanced in full) for a Term B1 Commitment (as hereinafter defined) and Term B1 Advances, respectively, with such Term B1 Commitment, in the same aggregate principal amount as such Lender's outstanding Term B Advances, immediately prior to the effectiveness of this Amendment No. 1, as set forth in Schedule I to the Credit Agreement, as amended as of the Amendment No. 1 Effective Date (as hereinafter defined) (the "Amended Schedule I") (a copy of which has been delivered to the Borrower), and such Term B Lender shall thereafter become a Term B1 Lender (as hereinafter defined).

         (5) Each Person who executes and delivers this Amendment No. 1 as an additional Term B1 Lender (each, an "Additional Term B1 Lender"), will make Term B1 Advances in the aggregate amount of its Additional Term B1 Commitment (as hereinafter defined) on the Amendment No. 1 Effective Date (as hereinafter defined) (each, an "Additional Term B1 Advance") to the Borrower in an aggregate principal amount equal to the amount set forth opposite its name on Amended Schedule I, the proceeds of which will be used by the Borrower, in part, to refinance in full the outstanding principal amount of Term B Advances of Term B Lenders, if any, who do not execute and deliver this Amendment No. 1, it being understood that an Additional Term B1 Lender may be a Term B Lender prior to the Amendment No. 1 Effective Date.

         (6) The Borrower shall pay to each Term B Lender all accrued and unpaid interest on its Term B Advances to the Amendment No. 1 Effective Date on such Amendment No. 1 Effective Date.

         (7) The Borrower has requested that the Required Lenders (a) waive certain provisions set forth below, (b) amend the Credit Agreement (i) to effect the changes described above and (ii) to make other amendments set forth below and (c) amend the Security Agreement as set forth below.

         (8) The Required Lenders and the Term B1 Lenders (as defined in this Amendment No. 1) have agreed, subject to the terms and conditions hereinafter set forth, to waive certain provisions to the Credit Agreement and to amend the Credit Agreement and the Security Agreement in certain respects as set forth below.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

         SECTION 1. Waiver to the Credit Agreement. Effective as of the date hereof and solely in respect of the Fiscal Years ending December 31, 2004 and December 31, 2005, the Required Lenders hereby agree to waive the requirements of Section 5.02(m) of the Credit Agreement, such waiver to remain in effect so long as the aggregate amount of Capital Expenditures for such Fiscal Years, taken together, does not exceed $275,000,000.

         SECTION 2. Amendment of Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 5 of this Amendment No. 1, hereby amended as follows:

         (a) Section 1.01 of the Credit Agreement is hereby amended as follows:

         (i) By amending and restating clause (b) of the definition of "Applicable Margin" in its entirety to read as follows:

         "(b) in respect of the Term B1 Facility, 0.75% per annum for Base Rate Advances and 1.75% per annum for Eurodollar Rate Advances."

         (ii) By deleting the definition of "Commitment" in its entirety and inserting the following definition in its place:

         ""Commitment" means a Term B1 Commitment, an Additional Term B1 Commitment, a Revolving Credit Commitment, a Swing Line Commitment or a Letter of Credit Commitment."

         (iii) By deleting the definition of "Lenders" in its entirety and inserting the following definition in its place:

         ""Lenders" means the Initial Lenders, the Term B1 Lenders and each Person that shall become a Lender hereunder pursuant to Section 9.07 for so long as such Initial Lender, Term B1 Lender or Person, as the case may be, shall be a party to this Agreement."

         (iv) By deleting the definition of "Term B Advance" in its entirety and inserting the following definition in its place:

         ""Term B1 Advance" means, collectively, (a) with respect to each Original Term B Lender that executes and delivers Amendment No. 1 on or prior to the Amendment No. 1 Effective Date, a term advance or term advances made by such Original Term B Lender pursuant to Section 2.01
         (a)(ii) or deemed to have been made pursuant to Section 2.01(a)(i) and
         (b) with respect to each Additional Term B1 Lender, its Additional Term B1 Advance."

         (v) By deleting the definition of "Term B Borrowing" in its entirety and inserting the following definition in its place:

         ""Term B1 Borrowing" means a borrowing consisting of simultaneous Term B1 Advances of the same Type made or deemed to have been made by the Term B1 Lenders."

         (vi) By deleting the definition of "Term B Commitment" in its entirety and inserting the following definition in its place:

         ""Total Term B1 Commitment" means, collectively, (a) with respect to each Term B1 Lender, the amount set forth opposite such Lender's name on Amended Schedule I under the caption "Total Term B1 Commitment" and
         (b) if any such Lender has entered into one or more Assignment and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(d), in each case, as such Lender's "Total Term B1 Commitment", may be reduced at or prior to such time pursuant to Section 2.05."

         (vii) By deleting the definition of "Term B Facility" in its entirety and inserting the following definition in its place:

         ""Term B1 Facility" means, at any time, the aggregate amount of the Term B1 Lenders' Term B1 Commitments at such time."

         (viii) By deleting the definition of "Term B Lender" in its entirety and inserting the following definition in its place:

         ""Term B1 Lender" means, collectively, (a) each Original Term B Lender that executes and delivers Amendment No. 1 on or prior to the Amendment No. 1 Effective Date and (b) each Additional Term B1 Lender."

         (ix) By deleting the definition of "Term B Note" in its entirety and inserting the following definition in its place:

         ""Term B1 Note" means a promissory note of the Borrower payable to the order of any Term B1 Lender, in substantially the form of Exhibit A-2 hereto, evidencing the indebtedness of the Borrower to such Lender resulting from the Term B1 Advance made or deemed made by such Lender, as amended."

         (x) By inserting the following new definitions therein in the appropriate alphabetical order:

         ""Additional Term B1 Advance" means a term advance or term advances made pursuant to Section 2.01(a)(ii) of this Agreement on the Amendment No. 1 Effective Date.

         "Additional Term B1 Borrowing" means a borrowing consisting of simultaneous Additional Term B1 Advances of the same Type made by the Additional Term B1 Lenders.

         "Additional Term B1 Commitment" means, with respect to an Additional Term B1 Lender, the commitment of such Additional Term B1 Lender to make Additional Term B1 Advances on the Amendment No. 1 Effective Date, in an amount in US Dollars set forth next to the name of such Additional Term B1 Lender on Amended Schedule I thereto under the caption "Additional Term B1 Commitment". The aggregate amount of the Additional Term B1 Commitments shall be equal to the sum of (a) the outstanding principal amount of Original Term B Advances of Original Term B Lenders that do not execute and deliver Amendment No. 1 on or prior to the Amendment No. 1 Effective Date and (b) $100,000,000.

         "Additional Term B1 Lender" means a Person with an Additional Term B1 Commitment to make Additional Term B1 Advances to the Borrower on the Amendment No. 1 Effective Date, it being understood that an Additional Term B1 Lender may be an Original Term B Lender.

         "Amended Schedule I" has the meaning specified in Amendment No. 1.

         "Amendment No. 1" means the Amendment and Waiver No. 1 to the Credit Agreement and Amendment No. 1 to the Security Agreement, dated as of December 22, 2004, among the Borrower, the Agents and the Lenders party thereto.

         "Amendment No. 1 Effective Date" means December 22, 2004.

         "Grupo TFM Notes" means the promissory notes issued in connection with the Grupo TFM Acquisition by the Parent, KARA Sub, Inc., a Delaware corporation, KCS Investment I, Ltd., a Delaware corporation, and Caymex in an aggregate principal amount not to exceed $47,000,000.

         "Original Term B Advance" means a "Term B Advance" as defined in
         Section 1.01 of this Credit Agreement, as in effect prior to the Amendment No. 1 Effective Date.

         "Original Term B Lender" means a "Term B Lender" as defined in Section
         1.01 of this Credit Agreement, as in effect prior to the Amendment
         No. 1 Effective Date."

         "Term B1 Commitment" means for each Original Term B Lender executing this Amendment No. 1 the outstanding principal amount of its Original Term B Advances, immediately prior to the effectiveness of this Amendment No. 1.

         (b) Section 2.01(a) of the Credit Agreement is hereby amended in its entirety and replaced by the following:

         "(i) Conversion. Subject to the terms and conditions hereof, each Original Term B Lender with a Term B1 Commitment severally agrees that Original Term B Advances made by such Original Term B Lender to the Borrower prior to the Amendment No. 1 Effective Date shall be converted to a like principal amount of Term B1 Advances on the Amendment No. 1 Effective Date, and from and after the Amendment No. 1 Effective Date such Original Term B Advance shall be deemed to be a Term B1 Advance made hereunder.

         (ii) The Additional Term B1 Advances. Subject to the terms and conditions hereof, each Additional Term B1 Lender severally agrees to make Additional Term B1 Advances to the Borrower on the Amendment No. 1 Effective Date in a principal amount not to exceed its Additional Term B1 Commitment. The Borrower shall use a portion of the proceeds of the Additional Term B1 Advances to repay in full all Original Term B Advances of the Original Term B Lenders that do not execute and deliver the Amendment on the Amendment No. 1 Effective Date.

         (iii) Reborrowing. Amounts borrowed under this Section 2.01(a)and repaid or prepaid may not be reborrowed.

         (iv) Interest Periods. On the Amendment No. 1 Effective Date, the Borrower shall pay all accrued and unpaid interest on the Original Term B Advances to the Original Term B Lenders; provided, however, that the existing Interest Periods in effect for the Term B Advances outstanding prior to the Amendment No. 1 Effective Date shall continue for such Advances following conversion to Term B1 Advances on and after the Amendment No. 1 Effective Date."

         (c) Upon the Amendment No. 1 Effective Date, (i) the Term B1 Advances shall have the same terms, rights and obligations as the Original Term B Advances as set forth in the Loan Documents, except as modified by Section 1 of this Amendment No. 1, (ii) all references to "Term B Advances", "Term B Commitment", "Term B Facility", "Term B Note", "Term B Lenders" and "Term B Borrowings" in the Loan Documents shall be deemed to be references to "Term B1 Advances", "Total Term B1 Commitment", "Term B1 Facility", "Term B1 Note", "Term B1 Lenders" and "Term B1 Borrowing", respectively, and (iii) each reference in the Credit Agreement to "Schedule I" shall be deemed to be a reference to "Amended Schedule I".

         SECTION 3. Other Amendments. The Credit Agreement is hereby further amended as follows:

         (a) Section 2.04(a) is hereby amended by deleting the table contained therein in its entirety and replacing it with the following table:

                            Date                                 Amount
                            ----                                 ------
                      March 31, 2005                          $623,125.00
                      June 30, 2005                           $623,125.00
                      September 30, 2005                      $623,125.00
                      December 31, 2005                       $623,125.00
                      March 31, 2006                          $623,125.00
                      June 30, 2006                           $623,125.00
                      September 30, 2006                      $623,125.00
                      December 31, 2006                       $623,125.00
                      March 31, 2007                          $623,125.00
                      June 30, 2007                        $60,910,468.75
                      September 30, 2007                   $60,910,468.75
                      December 31, 2007                    $60,910,468.75
                      March 30, 2008                       $60,910,468.75


         (b) Section 5.02(b)(i)(G) is hereby amended and restated in its entirety to read as follows:

         "(G) Debt under the Grupo TFM Notes incurred in connection with the closing of the Grupo TFM Acquisition or Debt that is otherwise cancelled or extinguished as part of such closing.";

         (c) Section 5.02(b)(i)(H) is hereby amended by deleting the word "amortization" in the sixth line thereof and replacing it with "scheduled payment of principal in cash of such Debt";

         (d) Section 5.02(b)(i)(H)(i) is hereby amended by deleting "2.50:1.00" in the third line thereof and replacing it with "2.75:1.00"; and

         (e) Exhibit A-2 is deleted in its entirety and replaced by new Exhibit A-2 attached hereto as Annex I.

         SECTION 4. Amendment to the Security Agreement. Schedule II of the Security Agreement is hereby deleted in its entirety and replaced with new
Schedule II attached hereto as Annex II.

         SECTION 5. Conditions to Effectiveness. This Amendment No. 1 and the amendments contained herein shall become effective as of the date hereof (the "Amendment No. 1 Effective Date") when each of the conditions set forth in this Section 5 to this Amendment No. 1 shall have been fulfilled to the satisfaction of the Administrative Agent.

         (i) Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment No. 1, duly executed and delivered on behalf of each of the (a) Loan Parties, (b) the Required Lenders, (c) each Original Term B Lender, or in lieu of one or more Original Term B Lenders, one or more Additional Term B1 Lenders providing Additional Term B1 Commitments in an amount sufficient to repay all of theprincipal of the Original Term B Advances owed to such non-consenting Original Term B Lenders and (d) one or more Additional Term B1 Lenders providing Additional Term B1 Advances in an amount equal to $100,000,000 or as to any of the foregoing parties, advice reasonably satisfactory to the Administrative Agent that each of the foregoing parties has executed a counterpart of this Amendment No. 1.

         (ii) Notice of Borrowing. The Borrower shall have provided the Administrative Agent with a Notice of Borrowing in accordance with the requirements of Section 2.02(a) of the Credit Agreement prior to the Amendment No. 1 Effective Date with respect to the borrowing of the Additional Term B1 Advances on the Amendment No. 1 Effective Date, except that the three (3) Business Day notice requirement is hereby waived.

         (iii) Payment of Fees and Expenses. The Borrower shall have paid all reasonable expenses (including the reasonable fees and expenses of Shearman & Sterling LLP) incurred in connection with the preparation, negotiation and execution of this Amendment No. 1 and other matters relating to the Credit Agreement from and after the last invoice to the extent invoiced.

         (iv) Evidence of Debt. Each Term B1 Lender shall have received, if requested, one or more Notes payable to the order of such Lender duly executed by the Borrower in substantially the form of Exhibit A-2 to the Credit Agreement, as modified by this Amendment No. 1, evidencing the Term B1 Advances made by such Lender.

         (v) Interest, Etc. Simultaneously with the conversion to or making of the Term B1 Advances, the Borrower shall have paid to all the Original Term B Lenders all accrued and unpaid interest on the Original Term B Advances to the Amendment No. 1 Effective Date, in the case of the repayment in full of any Original Term B Advances that are not converted to Term B1 Advances, plus any loss or expense pursuant to Section 9.04(c) of the Credit Agreement.

         (vi)  Certificates.  The  Administrative  Agent shall have received
       (i) a certificate of the Secretary or an Assistant Secretary of each of the Loan Parties certifying (A) the names and true signatures of the officers of each of the Loan Parties authorized to sign this Amendment No. 1 and the other documents to be delivered hereunder and (B) the resolutions of the Board of Directors of the Loan Parties evidencing approval for this Amendment No. 1 and (ii) a certificate of an officer of each of the Loan Parties certifying (A) that no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, or any third party to any agreements and instruments is required for the due execution, delivery or performance by each of the Loan Parties of this Amendment No. 1, (B) the representations and warranties contained in Section 6 of this Amendment No. 1 are true and correct and (C) no event has occurred and is continuing that constitutes a Default.

         (vii) Additional Collateral Documents. All necessary modifications or confirmations to the Collateral Documents in effect on the Amendment No. 1 Effective Date shall have been duly executed and delivered so as to ensure the continued effectiveness of the security interests created thereby, as reasonably determined by the Administrative Agent and its counsel, and the Administrative Agent shall have received evidence that all such other action (including, without limitation, (A) title searches with respect to any real property of any Loan Party that is subject to a Mortgage and payment of all expenses incurred in connection therewith and (B) payment of all recording fees, if any, in connection with the transactions contemplated by this Amendment No. 1) as shall be necessary or desirable to record, perfect or protect the security interests of the Secured Parties shall have been taken (it being understood that, with respect to any such action which has not been taken prior to the Amendment No. 1 Effective Date, the Borrower may, in the reasonable discretion of the Administrative Agent, be granted an additional period to take such action not to exceed thirty (30) days (which may be extended in the sole discretion of the Administrative Agent) after the Amendment No. 1 Effective Date).

         (viii) Legal Details, Etc. All documents executed or submitted pursuant hereto shall be reasonably satisfactory in form and substance to the Administrative Agent and Shearman & Sterling LLP as counsel. The Administrative Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies or such materials as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment No. 1 shall be reasonably satisfactory to the Administrative Agent and its counsel.

         (ix) No Default. No Default shall have occurred and be continuing, or would occur as a result of the transactions contemplated by this Agreement.

         SECTION 6. Confirmation of Representations and Warranties. Each of the Loan Parties hereby represents and warrants, on and as of the date hereof, that the representations and warranties contained in the Credit Agreement are correct and true in all material respects on and as of the date hereof, before and after giving effect to this Amendment No. 1, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date.

         SECTION 7. Affirmation of Subsidiary Guarantors. Each Subsidiary Guarantor hereby consents to the amendments to the Credit Agreement effected hereby, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment No. 1, the obligations of such Subsidiary Guarantor contained in Article VIII of the Credit Agreement, as amended hereby, or in any other Loan Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment No. 1, each reference in Article VIII of the Credit Agreement and in each of the other Loan Documents to "the Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as modified by this Amendment No. 1. Without limiting the generality of the foregoing, the Collateral Documents to which such Subsidiary Guarantor is a party and all of the Collateral described therein do, and shall continue to secure, payment of all of the Secured Obligations (in each case, as defined therein).

         SECTION 8. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment No. 1, each reference in the Credit Agreement to "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other transaction documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by this Amendment No. 1.

         (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment No. 1, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment No. 1.

         (c) The execution, delivery and effectiveness of this Amendment No. 1 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         SECTION 9. Execution in Counterparts. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 1 by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment No. 1.

         SECTION 10. Governing Law. This Amendment No. 1 shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the jurisdictional and service provisions of the Credit Agreement, as if this were a part of the Credit Agreement.

         SECTION 11. Entire Agreement; Modification. This Amendment No. 1 constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, there being no other agreements or understandings, oral, written or otherwise, respecting such subject matter, any such agreement or understanding being superseded hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and may not be amended, extended or otherwise modified, except in a writing executed in whole or in counterparts by each party hereto.

                              [Signatures follow.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                             THE KANSAS CITY SOUTHERN RAILWAY COMPANY

                             By        /s/ Paul J. Weyandt
                               -------------------------------------------------
                               Title:  Vice President and Treasurer

                             KANSAS CITY SOUTHERN

                             By        /s/ Paul J. Weyandt
                               -------------------------------------------------
                               Title: Vice President and Treasurer

                             SOUTHERN INDUSTRIAL SERVICES, INC.

                             By       /s/ Jay M. Nadlman
                               -------------------------------------------------
                               Title: Secretary

                             TRANS-SERVE, INC.

                             By       /s/ Jay M. Nadlman
                               -------------------------------------------------
                               Title: Secretary

                             VEALS, INC.

                             By       /s/ Jay M. Nadlman
                               -------------------------------------------------
                               Title: Secretary

                             SIS BULK HOLDING, INC.

                             By       /s/ Jay M. Nadlman
                               -------------------------------------------------
                               Title: Secretary

                             PABTEX GP, LLC

                             By        /s/ Jay M. Nadlman
                               -------------------------------------------------
                               Title:  Authorized Representative

                             PABTEX, L.P.

                             By       /s/ Jay M. Nadlman
                               -------------------------------------------------
                               Title:  Authorized Representative

                             GATEWAY EASTERN RAILROAD COMPANY

                             By      /s/ Paul J. Weyandt
                               -------------------------------------------------
                               Title:  Vice President and Treasurer

                             SCC HOLDINGS, LLC

                             By     /s/ Jay M. Nadlman
                               -------------------------------------------------
                               Title: Authorized Representative

                             SOUTHERN DEVELOPMENT COMPANY

                             By     /s/ Jay M. Nadlman
                               -------------------------------------------------
                               Title: Secretary

                             THE KANSAS CITY NORTHERN RAILWAY COMPANY

                             By    /s/ Jay M. Nadlman
                               -------------------------------------------------
                               Title: Secretary

                             THE BANK OF NOVA SCOTIA,
                             as Administrative Agent

                             By      /s/ N. Bell
                               -------------------------------------------------
                               Title:  N. Bell, Senior Manager

                             THE BANK OF NOVA SCOTIA,
                             as Collateral Agent

                             By     /s/ N. Bell
                               -------------------------------------------------
                               Title:  N. Bell, Senior Manager

                             Lenders:

                             Allstate Life Insurance Company

                             By:     /s/ Chris Goergen
                                ------------------------------------------------
                                Name: Chris Goergen
                                Title:  Authorized Signatory

                             By:    /s/ Eric A. Simonson
                                ------------------------------------------------
                                Name: Erica A. Simonson
                                Title:  Authorized Signatory

                             AIMCO CDO Series 2000-A

                             By:               /s/ Chris Goergen
                                ------------------------------------------------
                                Name: Chris Goergen
                                Title:  Authorized Signatory

                             By:               /s/ Eric A. Simonson
                                ------------------------------------------------
                                Name: Erica A. Simonson
                                Title:  Authorized Signatory


                             Lenders:  American Express Certificate Company
                             By: American Express Asset Management Group, Inc. as Collateral Manager

                             By:                 /s/ Yvonne E. Stevens
                                ------------------------------------------------
                                Name: Yvonne E. Stevens
                                Title:  Senior Managing Director

                             AMMC CDO I, LIMITED
                             By:  American Money Management Corp.
                             as  Collateral Manager

                             By:            /s/ Chester M. Eng
                                ------------------------------------------------
                                Name:  Chester M. Eng
                                Title:  Senior Vice President

                             AMMC CDO III, LIMITED
                             By:  American Money Management Corp.
                             as  Collateral Manager

                             By:        /s/ Chester M. Eng
                                ------------------------------------------------
                                Name:  Chester M. Eng
                                Title:  Senior Vice President

                             Lenders:
                             -------
                             APEX (IDM) CDO I, LTD.
                             BABSON CLO LTD. 2004-I
                             ELC (CAYMAN) LTD. CDO SERIES 1999-I
                             ELC (CAYMAN) LTD. 1999-II
                             ELC (CAYMAN) LTD. 1999-III
                             By:  Babson Capital Management LLC
                             as Collateral Manager

                             By:   /s/ Russell D. Morrison
                             ---------------------------------------------------
                             Name:  Russell D. Morrison
                             Title:  Managing Director

                             MAPLEWOOD (CAYMAN) LIMITED
                             By:  Babson Capital Management LLC
                             as Investment Manager

                             By:   /s/ Russell D. Morrison
                                ------------------------------------------------
                                Name:  Russell D. Morrison
                                Title:  Managing Director

                             MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                             By:  Babson Capital Management LLC
                             as Investment Adviser

                             By:   /s/ Russell D. Morrison
                                ------------------------------------------------
                             Name:  Russell D. Morrison
                             Title:  Managing Director

                             SAAR HOLDINGS CDO, LIMITED
                             By: Babson Capital Management LLC under delegated authority from Massachusetts Mutual Life Insurance Company

                             By:       /s/ Russell D. Morrison
                                ------------------------------------------------
                                Name:  Russell D. Morrison
                                Title:  Managing Director

                             AVALON CAPITAL LTD. 2

                             By:  INVESCO Senior Secured Management, Inc.
                             As Portfolio Advisor

                             By:       /s/ Scott Baskind
                                ------------------------------------------------
                                Name: Scott Baskind
                                Title:  Authorized Signatory

                             Lenders:

                             THE BANK OF NEW YORK

                             By:   /s/ Mark Wrigley
                                ------------------------------------------------
                                Name: Mark Wrigley
                                Title:  Vice President

                             Bank of Tokyo-Mitsubishi Trust Company

                             By:       /s/ Christian Giordano
                                ------------------------------------------------
                                Name:  Christian Giordano
                                Title:  Vice President

                             Lenders:

                             BIG SKY SENIOR LOAN FUND,  LTD.
                             By: Eaton Vance  Management
                             as  Investment Advisor

                             By:     /s/ J.
                                ------------------------------------------------
                                Name:
                                Title:  Vice President

                             Lenders:  Centurion CDO 8, Limited
                             BY: American Express Asset Management Group, Inc. as Collateral Manager

                             By:    /s/ Vinicent P. Pham
                                ------------------------------------------------
                                Name:  Vincent P. Pham
                                Title:  Director-Operations

                             Lenders:  Centurion CDO II Ltd.,
                             BY: American Express Asset Management Group, Inc. as Collateral Manager

                             By:     /s/ Vinicent P. Pham
                                ------------------------------------------------
                                Name:  Vincent P. Pham
                                Title:  Director-Operations

                             Lenders:  Centurion CDO VI, Ltd.
                             BY: American Express Asset Management Group, Inc. as Collateral Manager

                             By:     /s/ Vinicent P. Pham
                                ------------------------------------------------
                                Name:  Vincent P. Pham
                                Title:  Director-Operations

                             Lenders:  Centurion CDO VII, Ltd.
                             BY: American Express Asset Management Group, Inc. as Collateral Manager

                             By:     /s/ Vinicent P. Pham
                                ------------------------------------------------
                                Name:  Vincent P. Pham
                                Title:  Director-Operations

                             CHAMPLAIN CLO, LTD.
                             By:  INVESCO Senior Secured Management, Inc.
                             As Collateral Manager

                             By:     /s/ Scott Baskind
                                ------------------------------------------------
                                Name: Scott Baskind
                                Title:  Authorized Signatory

                             CHARTER VIEW PORTFOLIO
                             By:  INVESCO Senior Secured Management, Inc.
                             As Collateral Manager

                             By:     /s/ Scott Baskind
                                ------------------------------------------------
                                Name: Scott Baskind
                                Title:  Authorized Signatory

                             Lenders:

                             Citadel Hill 2000 Ltd.

                             By:     /s/ Harry Amyotte
                                ------------------------------------------------
                                Name: Harry Amyotte
                                Title:  Authorized Signatory

                             Lenders:

                             CONSTANTINUS EATON VANCE, CDO V LTD.
                             By: Eaton Vance Management
                             As Investment Advisor

                             By:     /s/ J.
                                ------------------------------------------------
                                Name:
                                Title:  Vice President

                             DIVERSIFIED CREDIT PORTFOLIO LTD.

                             By:  INVESCO Senior Secured Management, Inc.
                             As Investment Adviser

                             By:     /s/ Scott Baskind
                                ------------------------------------------------
                                Name: Scott Baskind
                                Title:  Authorized Signatory

                             Lenders:

                             EATON VANCE, CDO III LTD.
                             By:  Eaton Vance Management As Investment Advisor

                             By:     /s/ J.
                                ------------------------------------------------
                                Name:
                                Title:  Vice President

                             Lenders:

                             EATON VANCE, CDO VI LTD.
                             By:  Eaton Vance Management As Investment Advisor

                             By:     /s/ J.
                                ------------------------------------------------
                                Name:
                                Title:  Vice President

                             Lenders:

                             EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
                             By: Eaton Vance Management As Investment Advisor

                             By:     /s/ J.
                                ------------------------------------------------
                                Name:
                                Title:  Vice President

                             Lenders:

                             EATON VANCE VT FLOATING-RATE INCOME FUND
                             By: Eaton Vance Management As Investment Advisor

                             By:     /s/ J.
                                ------------------------------------------------
                                Name:
                                Title:  Vice President

                             Lenders:

                             Fidelity Advisor Series II: Fidelity Advisor
                             Floating Rate High Income Fund

                             By:     /s/ Frank K. Knox
                                ------------------------------------------------
                                Name: Frank K. Knox
                                Title:  Assistant Treasurer

                             Lenders:

                             Foothill Income Trust, II
                             By:     /s/ Jeff Nicora
                                ------------------------------------------------
                                Name: Jeff Nicora
                                   Title: EVP

                             Lenders:

                             FRANKLIN CLO I, LIMITED

                             By:        /s/ David Ardini
                                ------------------------------------------------
                                Name: David Arndt
                                Title:  Vice President

                             Lenders:

                             FRANKLIN CLO II, LIMITED

                             By:       /s/ David Ardini
                                ------------------------------------------------
                                Name: David Arndt
                                Title:  Vice President

                             Lenders:

                             FRANKLIN CLO IV, LIMITED

                             By:     _/s/ David Ardini
                                ------------------------------------------------
                                Name: David Arndt
                                Title:  Vice President

                             Lenders:

                             FRANKLIN FLOATING RATE DAILY ACCESS FUND

                             By:     /s/ Madeline Lam
                                ------------------------------------------------
                                Name: Madeline Lam
                                Title:  Vice President

                             Lenders:

                             FRANKLIN FLOATING RATE MASTER SERIES

                             By:      /s/ Madeline Lam
                                ------------------------------------------------
                                Name: Madeline Lam
                                Title:  Vice President

                             Lenders:

                             GRAYSON & CO
                             By: Boston Management and Research
                             As Investment Advisor

                             By:     /s/ J.
                                ------------------------------------------------
                                Name:
                                Title:  Vice President

                             Lenders:

                             Harris Trust and Savings Bank

                             By:        /s/ Patrick McDonnell
                                ------------------------------------------------
                                Name:  Patrick McDonnell
                                Title:  Managing Director

                             Hewett's Island CDO, Ltd.
                             By: CypressTree Investment Management Company, Inc. as Portfolio Manaager.

                             By:           /s/ Jeffrey Megar
                                ------------------------------------------------
                                Name: Jeffrey Megar
                                Title:  Managing Director

                             Lenders:  IDS Life Insurance Company
                             BY: American Express Asset Management Group, Inc. as Collateral Manager

                             By:     /s/ Yvonne E. Stevens
                                ------------------------------------------------
                                Name:  Yvonne E. Stevens
                                Title:  Senior Managing Director

                             INVESCO CBO 2000-1 LTD.
                             By:  INVESCO Senior Secured Management, Inc.
                             As Portfolio Advisor

                             By:     /s/ Angela Gambardella
                                ------------------------------------------------
                                Name:  Angela Gambardella
                                Title:  Authorized Signatory

INVESTORS BANK & TRUST COMPANY AS SUB-CUSTODIAN AGENT OF CYPRESSTREE INTERNATIONAL LOAN HOLDING COMPANY LIMITED

                             By:     /s/ Jeffrey Megar
                                ------------------------------------------------
                                Name:  Jeffrey Megar
                                Title:  Managing Director

                             By:      /s/ Preston I. Carnes, Jr.
                                ------------------------------------------------
                                Name:  Preston I. Carnes, Jr.
                                Title:  Managing Director

                             Lenders:

                             JUPITER LOAN FUNDING LLC

                             By:     /s/ Diana M. Himes
                                ------------------------------------------------
                                Name:  Diana M. Himes
                                Title:  Assistant Vice President

                             Lenders:

                             KZH CYPRESSTREE-1 LLC

                             By:     /s/ Hi Hua
                                ------------------------------------------------
                                Name: Hi Hua
                                Title:  Authorized Agent

                             Lenders:

                             KZH PONDVIEW LLC

                             By:    /s/ Hi Hua
                                ------------------------------------------------
                                Name: Hi Hua
                                Title:  Authorized Agent

                             Lenders:

                             KZH SOLEIL-2 LLC

                             By:     /s/ Hi Hua
                                ------------------------------------------------
                                Name: Hi Hua
                                Title:  Authorized Agent

                             Lenders:

                             KZH STERLING LLC

                             By:     /s/ Hi Hua
                                ------------------------------------------------
                                Name: Hi Hua
                                Title:  Authorized Agent

                             Lenders:

                             LaSalle Bank National Association

                             By:     /s/ Robert W. Hart
                                ------------------------------------------------
                                Name:  Robert W. Hart
                                Title:  Senior Vice President

                             MACQUARIE/FIRST TRUST GLOBAL
                             INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                             By:  Four corners Capital Management, LLC
                             As Sub-Adviser

                             By:    /s/ Vijay Srinivasan
                                ------------------------------------------------
                                Name:  Vijay Srinivasan
                                Title:  Assistant Vice President

                             Lenders:

                             MetLife Bank National Association

                             By:      /s/ James R. Dingler
                                ------------------------------------------------
                                Name:  James R. Dingler
                                Title: Director

                             Lenders:

                             MetLife Life Insurance Company

                             By:       /s/ James R. Dingler
                                ------------------------------------------------
                                Name:  James R. Dingler
                                Title: Director

                             Lenders:

                             Monument Capital Ltd., as Assignee
                             By: Alliance Capital Management L.P.,
                                 as Investment Manager
                             By:  Alliance Capital Management Corporation.
                                 As General Partner

                             By:     /s/ Sverker Johansson
                                ------------------------------------------------
                                Name:  Sverker Johansson
                                Title:  Senior Vice President

                             Lenders:

                             Monument Capital Ltd., as Assignee
                             By: Alliance Capital Management L.P.,
                                 as Investment Manager
                             By:  Alliance Capital Management Corporation.
                                 As General Partner

                             By:   /s/ Sverker Johansson
                                ------------------------------------------------
                                Name:  Sverker Johansson
                                Title:  Senior Vice President

                             Lenders:

                             ML CLO XV PILGRIM AMERICA (CAYMAN) LTD
                             BY: ING Investments, LLC
                             as its investment manager

                             By:    /s/ Theodore M. Haag
                                ------------------------------------------------
                                Name:  Theodore M. Haag
                                Title:  Vice President

                             Lenders:

                             ML CLO XX PILGRIM AMERICA (CAYMAN) LTD
                             BY: ING Investments, LLC
                                 as its investment manager

                             By:    /s/ Theodore M. Haag
                                ------------------------------------------------
                                Name:  Theodore M. Haag
                                Title:  Vice President

                             PETRUSSE  EUROPEAN  CLO  S.A  By:  INVESCO
                             Senior  Secured  Management,  Inc.
                             As Collateral Manager

                             By:     /s/ Scott Baskind
                                ------------------------------------------------
                                Name: Scott Baskind
                                Title:  Authorized Signatory

                             Lenders:

                             PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD
                             BY: ING Investments, LLC
                             as its investment manager

                             By:     /s/ Theodore M. Haag
                                ------------------------------------------------
                                Name:  Theodore M. Haag.
                                Title:  Vice President

                             Lenders:

                             Prometheus Investment Funding No. 2 LTD.

                             By: HVB Credit Advisors LLC

                                          /s/ James T. Li
                               -------------------------------------------------
                               Name:  James T. Li
                               Title: Associate Director

                                         /s/ Elizabeth Tallmadge
                                ------------------------------------------------
                                Name: Elizabeth Tallmadge
                                Title: Managing Director
                                       Chief Investment Officer

                             SAGAMORE CLO LTD.
                             By:  INVESCO Senior Secured Management, Inc.
                             As Collateral Manager

                             By:     /s/ Scott Baskind
                                ------------------------------------------------
                                Name: Scott Baskind
                                Title:  Authorized Signatory

                             SARATOGA CLO I, LIMITED.
                             By:  INVESCO Senior Secured Management, Inc.
                             As Asset Manager

                             By:     /s/ Scott Baskind
                                ------------------------------------------------
                                Name: Scott Baskind
                                Title:  Authorized Signatory

                             Lenders:

                             SENIOR DEBT PORTFOLIO
                             By:  Boston/Management and Research
                             as Investment Advisor

                             By:     /s/ J.
                                ------------------------------------------------
                                Name:
                                Title:  Vice President

                             Lenders:  Sequils-Centurion V, Ltd.
                             By American Express Asset Management Group, Inc. as Collateral Manager

                             By:     /s/ Vincent P. Pham
                                ------------------------------------------------
                                Name:  Vincent P. Pham
                                Title:  Director-Operations

                             SEQUILS-LIBERTY, LTD
                             By:  INVESCO Senior Secured Management, Inc.
                             As Collateral Manager

                             By:     /s/ Scott Baskind
                                ------------------------------------------------
                                Name: Scott Baskind
                                Title:  Authorized Signatory

                             Lenders:

                             Stein Roe & Farnham CLO I LTD.,
                             By:  Columbia Management Advisors, Inc.
                             as  Portfolio Manager

                             By:     /s/ Mark S. Pelletier
                                ------------------------------------------------
                                Name:  Mark S. Pelletier
                                Title:  Vice President

                             Lenders:

                             The Sumitomo Trust & Banking Co., Ltd. New York Branch

                             By:    /s/ Elizabeth A. Quirk
                                ------------------------------------------------
                                Name:  Elizabeth A. Quirk
                                Title:  Vice President

                             Lenders:

                             SunAmerica Life Insurance Company
                             By: AIG Global Investment Corp.
                             Its Investment Advisor

                             By:     /s/ W. Jeffrey Baxter
                                ------------------------------------------------
                                Name:  W. Jeffrey Baxter
                                Title:  Vice President

                             Galaxy CLO 1999-1, Ltd
                             By: AIG Global Investment Corp.
                             Its Collateral Manager

                             By:     /s/ W. Jeffrey Baxter
                                ------------------------------------------------
                                Name:  W. Jeffrey Baxter
                                Title:  Vice President

                             Galaxy CLO 2003-1, Ltd
                             By: AIG Global Investment Corp.
                             Its Investment Advisor

                             By:    /s/ W. Jeffrey Baxter
                                ------------------------------------------------
                                Name:  W. Jeffrey Baxter
                                Title:  Vice President

                             Lenders:

                             Tolli & Co.
                             By: Eaton Vance Management
                             As Investment Advisor

                             By:    /s/ J.
                                ------------------------------------------------
                                Name:
                                Title:  Vice President

                             UMB Bank, n.a.

                             By:   /s/ Terry Dierks
                                ------------------------------------------------
                                Name: Terry Dierks
                                Title:  Senior Vice President

                             Lenders:

                             VAN KAMPEN CLO II, LIMITED
                             By:  Van Kampen Investment Advisory Corp
                             As Collateral Manager

                             By:    /s/ William Louga
                                ------------------------------------------------
                                Name: William Louga
                                Title:  Executive Director

                             Lenders:

                             Venture III CDO, Limited
                             By its investment advisor MJX Asset Management LLC

                             By:    /s/ Kenneth Ostmann
                                ------------------------------------------------
                                Name:  Kenneth Ostmann
                                Title: Director

                             Lenders:

                             WINGED FOOT FUNDING TRUST

                             By:     /s/ Diana M. Himes
                                ------------------------------------------------
                                Name:  Diana M. Himes
                                Title:    Authorized Agent

                                                                        Annex 1

                                                                    EXHIBIT A-2

                                                                        FORM OF
                                                                   TERM B1 NOTE

                                                                       Annex II

                                  SCHEDULE II:
                                 PLEDGED EQUITY

EXHIBIT 99.1

     Date:                 December 22, 2004

     Contact:              William H. Galligan              Phone: 816/983-1551
                           William.h.galligan@kcsr.com


                      KCS Closes on Amended Credit Facility

Kansas City, Missouri. Kansas City Southern ("KCS") (KSU:NYSE) announced today that the company, its wholly owned subsidiary, The Kansas City Southern Railway Company ("KCSR"), and certain of its subsidiaries had entered into an amendment and waiver of its existing credit agreement. The credit agreement was amended to, among other things, increase the term loan by $100,000,000 to a total amount outstanding of $249,250,000 and decrease the borrowing spread by 25 basis points to 175 basis points over LIBOR. In addition, a waiver was granted that would allow KCSR to make an additional $55 million of capital expenditures during 2004 and 2005. The maturity date of the credit agreement remains unchanged.

The Bank of Nova Scotia and Morgan Stanley Senior Funding, Inc. acted as joint lead arrangers. The funds borrowed under the amended credit facility were deposited into the Closing Escrow established under the terms of the December 15, 2004 Amended and Restated Acquisition Agreement.

                  KCS is comprised of, among others, The Kansas City Southern Railway Company ("KCSR") and equity investments in Grupo TFM, Southern Capital Corporation ("Southern Capital") and Panama Canal Railway Company ("PCRC").

This press release includes statements concerning potential future events involving the Company, which could materially differ from the events that actually occur. The differences could be caused by a number of factors including those factors identified in the "Risk Factors" and the "Cautionary Information" sections of the Company's Form 10-K for the year-ended December 31, 2003 filed by the Company with the Securities and Exchange Commission ("SEC") (Commission file no. 1-4717). The Company will not update any forward-looking statements in this press release to reflect future events or developments.